Exhibit 99.1

AGS Enters Into Definitive Agreement To Be Acquired By Brightstar Capital Partners for

Approximately $1.1 Billion

Las Vegas, NV and NEW YORK, May 9, 2024—PlayAGS, Incorporated (NYSE: AGS) (“AGS” or the “Company”), a global gaming supplier of high-performing slot, table, and interactive products, today announced that it has signed a definitive agreement to be acquired by affiliates of Brightstar Capital Partners (“Brightstar”), a middle market private equity firm focused on investing in industrial, manufacturing, and services businesses.

The Company’s Board of Directors has unanimously approved, and recommended that the Company’s stockholders approve, the agreement. AGS shareholders will receive $12.50 per share in cash. The per share purchase price represents a 41% premium to the Company’s volume-weighted average share price over the last 90 days and a 40% premium to AGS’ closing price on May 8, 2024.

AGS is a global company focused on creating a diverse mix of entertaining gaming experiences for every kind of player. Powered by high-performing slot products, an expansive table products portfolio, and highly rated online casino content, the Company believes it offers an unmatched value proposition for its casino partners.

“We are very pleased to reach this agreement, which we believe provides our stockholders with compelling, certain cash value. Joining forces with Brightstar represents an exciting new chapter for AGS and our mission to provide exceptional gaming solutions for our operator partners,” said David Lopez, CEO & President of AGS. “With Brightstar’s resources and strategic guidance, we believe AGS will be well-positioned to make targeted investments in R&D, top talent, operations, and industry-leading innovation, which should accelerate our global footprint.”

“We look forward to working with David and the AGS team to capitalize on opportunities by taking a long-term approach to creating value,” said Andrew Weinberg, Founder & CEO of Brightstar. “AGS has a strong pipeline of new products, and we believe the Company’s innovative approach to game development provides significant potential for continued growth.”

“We have been impressed by AGS’ award-winning products, differentiated culture, and outstanding reputation in this expanding industry,” said Roger Bulloch, Partner at Brightstar. “We trust that partnering with AGS and executing on our shared vision can accelerate the Company’s ability to create even greater value for its customers and players around the world.”

Macquarie Capital is serving as financial advisor and Cooley LLP is serving as legal counsel to AGS. Jefferies LLC is serving as lead financial advisor to Brightstar. Barclays and Citizens JMP Securities are also serving as financial advisors to Brightstar. Kirkland & Ellis LLP is serving as legal counsel to Brightstar.

First Quarter 2024 Financial Results

In light of the proposed transaction, AGS has canceled its previously announced conference call to discuss its first quarter 2024 financial results, which had been scheduled for Thursday, May 9, 2024, at 5:00 p.m. EDT. Additionally, AGS will not be issuing a quarterly earnings release. The Company expects to file its 10-Q for the quarter ended March 31, 2024 with the SEC later today.

Timing and Approvals

The proposed transaction, which is expected to close in the second half of 2025 is subject to customary closing conditions, including the receipt of regulatory approvals and approval by a majority of AGS stockholders. Upon completion of the transaction, AGS will become a privately held company and shares of AGS common stock will no longer be listed on any public market.

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About AGS

AGS is a global company focused on creating a diverse mix of entertaining gaming experiences for every kind of player. Its customer-centric culture and remarkable growth have helped it become one of the most all-inclusive commercial gaming suppliers in the world. Powered by high-performing slot products, an expansive table products portfolio, highly rated online casino content for players and operators, and differentiated service, the Company believes it offers an unmatched value proposition for its casino partners. Learn more at www.playags.com.

About Brightstar Capital Partners

Brightstar Capital Partners is a middle market private equity firm focused on investing in industrial, manufacturing, and services businesses where Brightstar believes it can drive significant value with respect to the management, operations, and strategic direction of the business. Brightstar employs an operationally intensive “Us & Us” approach that leverages its extensive experience and relationship network to help companies reach their full potential. For more information, please visit www.brightstarcp.com.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC preliminary and definitive proxy statements relating to the proposed transaction and other relevant documents. Promptly after filing the definitive proxy statement with the SEC, the definitive proxy statement and a proxy card will be mailed to the Company’s stockholders entitled to vote as of the record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUIRING ENTITY AND THE PROPOSED TRANSACTION. When the documents are available, investors and security holders may obtain free copies of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction on the SEC’s web site at www.sec.gov, on the Company’s website at https://investors.playags.com/financial-information/sec-filings or by contacting the Company’s Investor Relations via email at https://investors.playags.com/investor-resources/contact-investor-relations/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company can be found under the captions “The Board of Directors,” “Executive Officers,” and “Section 16(a) Beneficial Ownership Reporting Compliance” contained in the Company’s 2024 annual proxy statement filed with the SEC on April 29, 2024 (the “2024 Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking and Cautionary Language

This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the timing, completion and effects of the proposed transaction. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” and “ongoing,” or the negatives of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; potential delays in consummating the proposed transaction; the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the definitive agreement; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; costs related to the proposed transaction; the outcome of any legal proceedings that may be instituted against the Company, Brightstar or any of their respective directors or officers related to the definitive agreement or the proposed transaction; and the impact of these costs and other liabilities on the cash, property, and other assets available for distribution to the Company’s stockholders. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most annual and quarterly reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. These documents can be accessed on the Company’s web page at https://investors.playags.com/financial-information/sec-filings.

The forward-looking statements included in this press release, and in any oral statements made from time to time by our representatives, are made only as of the date hereof or thereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law

AGS Contact

Julia Boguslawski, Chief Marketing Officer

jboguslawski@PlayAGS.com

Brad Boyer, Senior Vice President of Investor Relations & Corporate Operations

Investors@PlayAGS.com

Brightstar Contact

Craig Thomas, Chief Marketing Officer

cthomas@brightstarcp.com